Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc. (the Funds)

Supplement dated July 13, 2018 to the currently effective Statements of Additional Information (SAI)

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The Boards of Directors/Trustees have appointed Brian D. Nee to serve as the Treasurer and Principal Financial and Accounting Officer for each of the Funds. Mr. Nee replaces M. Sadiq Peshimam. Each SAI is hereby revised by including the following information with respect to Mr. Nee in the officer biography table and by deleting the information with respect to Mr. Peshimam:

Name, Address, Age Position with the Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

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